Nationwide Life Insurance Company: • Nationwide Variable Account - 7

Prospectus supplement dated February 20, 2009 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On November 20, 2008, the Board of Trustees of the Ridgeworth Variable Trust voted to liquidate the following underlying mutual funds effective April 24, 2009.  Effective April 25, 2009, these underlying mutual funds will no longer be available to receive transfers or new purchase payments:

Ridgeworth Variable Trust

•	Large Cap Core Equity Fund
•	Large Cap Growth Stock Fund
•	Large Cap Value Equity Fund
•	Mid-Cap Core Equity Fund
•	Small Cap Value Equity Fund

Any account value allocated to these funds will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I on April 24, 2009.